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                                                                   Exhibit 10.07



                   FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.

                             2000 STOCK OPTION PLAN

1.   TITLE OF PLAN

     The title of this plan is the Fairchild Semiconductor International, Inc. 2000 Stock Option Plan, hereinafter referred to as the "Plan."

2.   PURPOSE

     The Plan is intended to align the interests of eligible key employees of Fairchild Semiconductor International, Inc. (hereinafter called the "Company") and its subsidiaries (as hereinafter defined) and of the non-employee directors of the Company with the interests of the stockholders of the Company and to provide incentives for such employees and non-employee directors to exert maximum efforts for the success of the Company. By extending to key employees and non-employee directors the opportunity to acquire proprietary interests in the Company and to participate in its success, the Plan may be expected to benefit the Company and its stockholders by making it possible for the Company to attract and retain the best available talent and by rewarding key management and technical personnel for their part in increasing the value of the Company's shares. It is further intended that options granted pursuant to this Plan may be incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or may be options which are not incentive stock options (hereinafter called "non-qualified stock options").

     The total number of shares of the Company's Class A Common Stock, par value $.01 per share ("Stock"), available under the Plan is 5,178,623.

3.   STOCK SUBJECT TO THE PLAN

     There will be reserved for issue upon the exercise of options granted under the Plan 5,178,623 shares of Stock, subject to adjustment as provided in Paragraph 8, which may be unissued shares, reacquired shares, or shares bought on the market. If any option that has been granted expires or terminates for any reason without having been exercised in full, the unpurchased shares shall again become available for the purposes of the Plan (unless the Plan shall have been terminated).

4.   ADMINISTRATION

     The Plan shall be administered by a committee of the board of directors of the Company (the "Committee"), consisting of two or more members of the board of directors. The Committee shall be constituted to permit the Plan to comply with
(i) Rule l6b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and any successor rule and (ii) United States Treasury regulations issued under Section 162(m) of the Code.


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     (a)  The Committee shall have the plenary power, subject to and within the limits of the express provisions of the Plan:

          (i) To determine from time to time which of the eligible persons shall be granted options under the Plan; the time or times (during the term of the option) within which all or portions of each option may be exercised and the number of shares for which an option or options shall be granted to each of them.

          (ii) To construe and interpret the Plan and options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Committee, in the exercise of this power, shall generally determine all questions of policy and expediency that may arise, may correct any defect, or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (iii) To prescribe the terms and provisions of each option granted (which need not be identical).

          (iv) To determine whether options granted shall be incentive stock options or non-qualified stock options.

          (v) To establish sub-plans under the Plan pursuant to which specified options shall be governed.

          (vi) To determine whether options granted shall be transferable without consideration to immediate family members or family trusts for the benefit of an optionee's immediate family members. As used herein, "immediate family" means parents, spouses and children.

     (b) The Committee shall not have the authority to grant new options in exchange for the cancellation of stock options previously granted under the Plan or under any other stock option plan of the Company.

5.   ELIGIBILITY

     Options may be granted only to regular salaried officers and key employees of the Company and its subsidiaries and to members of the board of directors of the Company who are not also employees of the Company. However, only employees of the Company shall be eligible to receive incentive stock options. The term "subsidiary" shall mean any company in which the Company controls, directly or indirectly, 50% or more of the combined voting power of all classes of capital stock.

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     The maximum number of shares of Stock that may be covered by an option to any one eligible person shall be 200,000 shares during any calendar year, subject to adjustment as provided in Paragraph 8.

6.   TERMS OF OPTION AND OPTION AGREEMENTS

     Each option shall be evidenced by a written Stock Option Agreement which shall expressly identify the options as incentive stock options or as non-qualified stock options, and be in such form and contain such provisions as the Committee shall from time to time deem appropriate; provided, however, that the grant of a non-qualified option pursuant to this Plan shall in no way be construed to be an alternative to the right of an employee to purchase stock pursuant to any incentive stock option heretofore or hereafter granted to an employee pursuant to any stock option plans now in existence or hereafter adopted by the Company. The terms of the option agreements need not be identical, but each option agreement shall include, by appropriate language, or be subject to, the substance of all of the applicable following provisions:

     (a) The purchase price under each option granted shall be as determined by the Committee but, in the case of incentive stock options, shall in no instance be less than 100% of fair market value on the date of grant. The fair market value on the date of grant shall not be less than the last sale price reported for the Stock on the New York Stock Exchange ("NYSE") on such date or if there was no sale on such date, the last date preceding such date on which a sale was reported. The maximum term of any incentive stock option shall be ten years from the date it was granted.

     (b) The maximum term of any non-qualified stock option shall be ten years and one day from the date it was granted.

     (c) An option may not be exercised to any extent, either by the person to whom it was granted or by the grantee's transferee, or by any person after the grantee's death, unless the person to whom the option was granted has remained in the continuous employ of the Company, or of a subsidiary, for not less than six months from the date when the option was granted. Otherwise, each option shall be exercisable as determined by the Committee.

     (d) The Company, during the terms of options granted under the Plan, at all times will keep available the number of shares of stock required to satisfy such options.

     (e) The Company will seek to obtain from each regulatory commission or agency having jurisdiction such authority as may be required to issue and sell shares of stock to satisfy such options. Inability of the Company to obtain from any such regulatory commission or agency authority which counsel for the Company deems necessary for the lawful issuance and sale of its stock to satisfy such options shall relieve the Company from any liability for failure to issue and sell stock to satisfy such options pending the time when such authority is obtained or is obtainable.


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     (f)  Neither a person to whom an option is granted nor his or her transferee, legal representative, heir, legatee or distributee, shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until he or she has exercised his or her option pursuant to the terms thereof.

     (g) No incentive stock option may be transferable except by will or by the laws of descent or distribution. During the lifetime of the person to whom an incentive stock option is granted, he or she alone may exercise such option.

     (h) Unless otherwise specified by the Committee in the terms and conditions of a particular option grant, an option shall terminate and may not be exercised if the person to whom it is granted ceases to be continuously employed by the Company, or by a subsidiary of the Company, or to serve as a director of the Company, except (subject nevertheless to the second-to-last sentence of this paragraph): (1) if the grantee's continuous employment or other service is terminated for any reason other than (i) retirement, (ii) permanent disability or (iii) death, the grantee may exercise the option to the extent that the grantee was entitled to exercise such option at the date of such termination at any time within a period of 90 days following the date of such termination; (2) if the grantee's continuous employment or other service is terminated by (i) retirement, (ii) permanent disability or (iii) death, the option may be exercised in accordance with its terms and conditions at any time within a period of five years following the date of such termination by the grantee, or, in the event of the grantee's death, by the persons to whom the grantee's rights under the option shall pass by will or by the laws of descent or distribution, provided that, in all cases under clauses (1) and (2) an option shall only be exercisable to the extent the grantee was entitled to exercise such option at the date of such termination; (3) if the grantee's continuous employment is terminated and within a period of 90 days thereafter the grantee is recalled to the active payroll, the Committee may reinstate any portion of the option previously granted but not exercised. Nothing contained in this subparagraph (h) is intended to extend the stated term of the option and in no event may an option be exercised by anyone after the expiration of its stated term. With respect to non-qualified stock options, termination of employment or service as an employee or director shall not be treated as a termination of employment or service for purposes of this Section 6(h) if the grantee continues without interruption to serve thereafter in another such capacity for the Company.

     (i) Option agreements evidencing incentive stock options shall contain such terms and provisions as may be necessary to render them incentive stock options pursuant to Section 422 of the Code and the income tax regulations thereunder, as the same or any successor statute or regulations may at the time be in effect.

     (j) In order to facilitate the making of any grant of options under the Plan, the Committee may provide for such modifications and additional terms and conditions ("special terms") in grants to grantees who are employed by the Company or any subsidiary of the Company outside the United States (or who are foreign nationals temporarily within the United States) as the Committee may consider necessary or appropriate to accommodate differences in local law, policy or custom or to facilitate administration of the Plan. The special terms may provide that the grant of an option is subject to (i) applicable governmental or regulatory approval or other compliance with local legal requirements and/or (ii) execution by the grantee


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and return to the Company of a written instrument in the form specified by the
Plan Administrator. In the event such conditions are not satisfied, the grant shall be void. The special terms may also provide that a grant shall become exercisable if a grantee's employment with the Company or subsidiary of the Company ends as a result of workforce reduction, realignment or similar measure and the Committee may designate a person or persons to make such determination for a location. The Committee may approve such appendices or supplements to or amendments, restatements, sub-plans or alternative versions of the Plan as it may consider necessary or appropriate for purposes of implementing any special terms, without thereby affecting the terms of the Plan as in effect for any other purpose.

     (k) Nothing in this Plan or in any option granted hereunder shall confer on any optionee any right to continue in the employ or other service of the Company or any of its subsidiaries, or to interfere in any way with the right of the Company or any of its subsidiaries to terminate his or her employment or other service at any time.

7.   TIME OF GRANTING OPTION

     The Committee shall determine the date on which options are granted under the Plan. All options granted must be approved at a meeting of the Committee by a majority of the members of the Committee. If an option agreement is not executed by an employee and returned to the Company on or prior to 90 days after the date the option agreement is received by the employee (or such earlier date as the Committee may specify), such option shall terminate.

8.   ADJUSTMENT IN NUMBER OF SHARES AND IN OPTION PRICE

     In the event there is any change in the shares of the Company through the declaration of stock dividends or a stock split-up, or through recapitalization resulting in share split-ups, or combinations or exchanges of shares, or otherwise, the number of shares available for option, as well as the shares subject to any option and the option price thereof, shall be appropriately adjusted by the Committee, in its sole discretion. Any such determination by the Committee shall be final and binding.

9.   PAYMENT OF PURCHASE PRICE AND WITHHOLDING TAXES

     (a) The purchase price for all shares purchased pursuant to options exercised must be either paid in full in cash, or paid in full, with the consent of the Committee, in Common Stock of the Company valued at fair market value on the date of exercise or a combination of cash and Common Stock. Fair market value on the date of exercise shall be determined in the same manner as provided in Section 6(a) hereof.

     (b) The Committee may permit the payment of all or part of the applicable withholding taxes due upon exercise of an option, up to the highest marginal rates then in effect, by the withholding of shares otherwise issuable upon exercise of the option. Option shares withheld in payment of such taxes shall be valued at the fair market value of the Company's

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Common Stock on the date of exercise as provided in Section 6(a) hereof.

     (c) The Committee may require, as a condition of exercise, that the optionee pay to the Company any required withholding taxes.

     (d) The Committee may permit same day sale or "cashless exercise" methods of exercising the option.

10.  CHANGE IN CONTROL

     In the event the Company is merged into or acquired by another entity in a transaction involving a change in control, the Committee shall have the complete authority and discretion, but not the obligation, to accelerate the vesting of any outstanding options granted hereunder. The Committee may also ask the board of directors to negotiate, as part of any agreement involving a sale or merger of the Company, a sale of substantially all the Company's assets or similar transaction, terms providing protection for employees holding options under the Plan.

     Any options not exercised or assumed as part of the transaction or otherwise provided for shall terminate as of the effective date of the transaction.

11.  NON-U.S. ELIGIBLE PERSONS

     Notwithstanding any provision of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with provisions of laws in other countries in which the Company or any subsidiary operates or has key employees or non-employee directors, the Committee, in its discretion, shall have the power and authority to (i) determine which (if any) eligible persons rendering services or employed outside the United States are eligible to participate in the Plan; (ii) determine which non-United States-based subsidiaries or operations (e.g., branches, representative offices) participate in the Plan or any type of options hereunder; (iii) modify the terms and conditions of any options made to such eligible persons, or with respect to such non-United States-based subsidiaries or operations; and (iv) establish sub-plans, modified exercise, payment and other terms and procedures to the extent deemed necessary or desirable by the Committee.

12.  AMENDMENT, SUSPENSION, OR TERMINATION OF THE PLAN

     (a) The board of directors of the Company may amend, modify, suspend or terminate the Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law. The board may seek stockholder approval of an amendment if determined to be required by or advisable under regulations of the Securities and Exchange Commission or the Department of Treasury, the rules of any stock exchange on which the Company's stock is listed, or other applicable law or regulation.


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     (b)  The Plan shall continue in effect until all shares available for issuance under the Plan have been issued. An option may not be granted while the Plan is suspended or after it is terminated.

     (c) The rights and obligations under any options granted while the Plan is in effect shall not be altered or impaired by amendment, suspension or termination of the Plan, except with the consent of the person to whom the option was granted or the grantee's transferee or the person to whom rights under an option shall have passed by will or by the laws of descent and distribution.

13.  EFFECTIVE DATE

     This Plan is effective as of July 1, 2000, and applies to any option grant made on or after such date.